UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

[x] Filed by the Registrant                     [   ] Filed by a Party other than the Registrant

Check the appropriate box:

[x] Preliminary Information Statement

[  ] Definitive Information Statement Only

[  ] Confidential, for Use of the Commission (as permitted by Rule 14c)

VITA SPIRITS CORP.

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(Name of Registrant as Specified In Its Charter)

Name of Person (s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

37,500,000

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

      Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)          Amount previously paid:

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2)          Form, Schedule or Registration Statement No.:

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3)          Filing Party:

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4)          Date Filed:

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VITA SPIRITS CORP.

Post Office 020

Lu Yuan District

Chang Chun, Ji Lin

Chang Chun, China 130062

Registrants telephone number, including area code:  (949) 209-7970

Copies of all communications, including all

communications sent to the agent for

service of process, should be sent to:

Thomas E. Stepp, Jr.

Stepp Law Corporation

15707 Rockfield Blvd., Suite 101

Irvine, California 92618

Telephone:  949.660.9700

                                                         Facsimile:  949.660.9010

NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

November 24, 2009

TO THE SHAREHOLDERS OF VITA SPIRITS CORP.:

The attached Information Statement is being delivered by Vita Spirits Corp., a Nevada corporation (the Company, our, we, or us), in connection with the approval by our shareholders and Board of Directors of (i) a forward split of our issued and outstanding $.001 par value common stock (the Common Stock) on a 2.6 for one basis (the Forward Stock Split) and (ii) an amendment to our Articles of Incorporation to change (a) our name to Global Gold Corp., and (b) the number of authorized shares of our $.001 par value common stock from 75,000,000 to 500,000,000.  The name change is necessary to indicate our recent decision to diversify our business into the mining and natural resource business.

The Information Statement is being mailed to the shareholders of record as of the date of this mailing.  The Information Statement is first being mailed to shareholders on or about January 11, 2010.  We anticipate that the amendments to our Articles of Incorporation and the Forward Stock Split shall be effective on or after January 11, 2010.  Each of these actions was approved by a majority of the issued and outstanding shares of the Company entitled to vote by a Written Consent To Action By Shareholder Taken Without a Meeting dated November 23, 2009 (the Written Consent).  The Written Consent represented approval by our shareholders holding an aggregate of 37,500,000 shares of our Common Stock (approximately 70.4% of the issued and outstanding shares entitled to vote).

FORWARD SPLIT OF COMMON STOCK

On November 23, 2009, we authorized the Forward Stock Split of our issued and outstanding Common Stock on a 2.6 for one (2.6:1) basis.  The Forward Stock Split shall become effective not sooner than January 11, 2010.  Our Board of Directors (the Board) unanimously approved this action, as did the holder of the majority of the issued and outstanding shares of the Common Stock.

In order to effectuate the Forward Stock Split, the Nevada Revised Statutes require that such action be approved by the Companys Board of Directors and approved by a majority of the issued and outstanding shares of capital stock of the Company entitled to vote.  The Nevada Revised Statutes, also, specify that any action which may be taken at a meeting of shareholders may be taken without a meeting and without prior notice, if a written consent, specifying the action so taken, is signed by the holders of a majority of the issued and outstanding shares of capital stock entitled to vote.

The Forward Stock Split has not yet taken effect.  Upon effectiveness, the Forward Stock Split shall not affect any stockholders proportionate equity interest in the Company, nor shall it change any of the rights of the existing holders of the Common Stock.  As a result of the Forward Stock Split, the Company shall increase its issued and outstanding shares of the Common Stock to 138,450,000.  The Board determined the Forward Stock Split is advisable and in the best interest of the shareholders in anticipation of the Companys diversification to the mining and natural resource business and recommended that the Company take this action.  It is intention of the Company to increase the shareholders value and increase the marketability and liquidity of the Common Stock.  We shall not issue new stock certificates, as re-certification of shares of the Common Stock is unnecessary.

	Number of shares of our Common Stock Before the Forward Stock Split	Number of Shares of our Common Stock After the Forward Stock Split
Authorized:	75,000,000	500,000,000
Issued and Outstanding:	53,250,000	138,450,000
Reserved for Issuance and authorized but not issued:	21,750,000	361,550,000

FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT

The following is a summary of the material federal income tax consequences of the Forward Stock Split.  This summary does not purport to be complete and does not address the tax consequences to holders of the Common Stock that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  This summary is based on the Internal Revenue Code of 1986, as amended (the Code), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service (the IRS), all of which are subject to change, possibly, with retroactive effect, and assumes that the Common Stock after the Forward Stock Split will be held as a capital asset (generally, property held for investment) as defined in the Code.  Holders of the Common Stock are encouraged and advised to consult their particular tax advisers regarding the federal income consequences of the Forward Stock Split, considering their personal circumstances and the consequences pursuant to state, local and foreign tax laws.  Upon effectiveness, the Forward Stock Split may have certain tax consequences, which you should consider, including the following:

            1.     The Forward Stock Split will qualify as a recapitalization described in Section

        368(a) (1) (E) of the Code.

2.     No gain or loss will be recognized by the Company in connection with the Forward

        Stock Split.

3.     No gain or loss will be recognized by a shareholder who exchanges all of his or her current shares of the Common Stock solely for shares of the Common Stock after the Forward Stock Split.

4.          The aggregate basis of the shares of the Common Stock after the Forward Stock Split received as a result of the Forward Stock Split will be the same as the aggregate basis of the shares of the Common Stock surrendered in exchange therefor.

5.          The holding period of the shares of the Common Stock after the Forward Stock Split received as a result of the Forward Stock Split will include the holding period of the shares of the Common Stock surrendered in exchange therefor.

AMENDMENT TO OUR ARTICLES OF INCORPORATION REGARDING NAME CHANGE

On November 23, 2009, the Board approved a resolution, to become effective on or after January 11, 2010, authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State, which will change our name to Global Gold Corp.  On the same date, the holder of a majority of the issued and outstanding shares of the Common Stock approved that amendment to our Articles of Incorporation by his written consent in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes.

AMENDMENT TO OUR ARTICLES OF INCORPORATION RE: INCREASE OF AUTHORIZED COMMON STOCK

On November 23, 2009, the Board approved a resolution, to become effective on or after January 11, 2010, authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State, which will change the authorized number of our $.001 par value common stock from 75,000,000 to 500,000,000.  On the same date, the holder of a majority of the issued and outstanding shares of the Common Stock approved that amendment to our Articles of Incorporation by his written consent in accordance with Sections 78.385 and 78.390 of Nevadas Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  This Information Statement is furnished only to inform our shareholders of the actions described above in accordance with Rule 14C promulgated pursuant to the Securities Exchange Act of 1934, as amended.  This Information Statement is being mailed to you on or about January 11, 2010.  This Information Statement describes in more detail the proposed changes to our Articles of Incorporation and the consequences of the Forward Stock Split.  Thank you for your continued interest in and support of the Company.

By Order of the Board of Directors

Tie Ming Li, President

VITA SPIRITS CORP.

Post Office 020

Lu Yuan District

Chang Chun, Ji Lin

Chang Chun, China 130062

INFORMATION STATEMENT

November 24, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being delivered by Vita Spirits Corp., a Nevada corporation (the Company us, we, or our), in connection with the approval by our Board of Directors (the Board) and a majority of the issued and outstanding shares of our $.001 par value common stock (the Common Stock) of (i) a forward split of the issued and outstanding shares of the Common Stock on a 2.6 for one basis (the Forward Stock Split) and (ii) amendments to our Articles of Incorporation to (a) change our name to Global Gold Corp., which is necessary to accommodate our recent decision to diversify our business and to mining and natural resources and to increase the number of our authorized shares of the Common Stock from 75,000,000 to 500,000,000, to (i) allow us to accommodate the Forward Stock Split and (ii) provide us with additional shares of the Common Stock for equity sales and acquisitions; provided, however, presently we have no plans, proposals, or arrangements to issue any of the newly authorized shares of the Common Stock for any purpose whatsoever, including future acquisitions and/or financings.  Pursuant to the Forward Stock Split, each stockholder of the Company shall receive 2.6 shares of the Common Stock for every one share of Common Stock of the Company that such shareholder owns, rounded up to the nearest whole share.  On November 23, 2009, the Board approved a resolution authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State on or after January 11, 2010, which will increase the number of shares of our authorized $.001 par value common stock from 75,000,000 to 500,000,000.  On that same date, the holder of the majority of the issued and outstanding shares of the Common Stock approved (i) the Forward Stock Split and (ii) those amendments to our Articles of Incorporation by his written consent in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes.

This Information Statement is being mailed to the shareholders of record as of the date of this mailing.  This Information Statement is first being mailed to shareholders on or about January 11, 2010.  We anticipate that the amendments to our Articles of Incorporation, as well as the Forward Stock Split, will become effective on or after January 11, 2010.  Each of these actions was approved by the Board, as well as by a majority of the issued and outstanding shares of the Common Stock entitled to vote by a Written Consent To Action By Shareholder Taken Without a Meeting dated November 23, 2009 (the Written Consent), as specified in the resolutions attached hereto, respectively, as Exhibits A and B.  The Written Consent represented approval by our shareholders holding an aggregate of 37,500,000 shares of our Common Stock (approximately 70.4% of the issued and outstanding shares of the Common Stock entitled to vote).  This Information Statement is being provided to you to summarize our actions specified herein.

A copy of the amendment to our Articles of Incorporation is attached to this Information Statement as Appendix A.

As we do not have enough shares of the Common Stock authorized to accommodate the Forward Stock Split, we must amend our Articles of Incorporation to accommodate the Forward Stock Split.

To effectuate the Forward Stock Split, the Nevada Revised Statutes require that such action be approved by the Board and a majority of the issued and outstanding shares of the Common Stock entitled to vote.  The Nevada Revised Statutes, also, specify that any action which may be taken at a meeting of the shareholders may be taken without such a meeting and without prior notice, if a written consent, specifying the action so taken, is signed by the holders of a majority of the issued and outstanding shares of capital stock entitled to vote.

On November 23, 2009, the Board approved a resolution authorizing the Forward Stock Split.  On that same date, the holder of a majority of the issued and outstanding shares of the Common Stock approved the Forward Stock Split by his written consent in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes.

Upon effectiveness, the Forward Stock Split shall not affect any stockholders proportionate equity interest in the Company, nor shall it change any of the rights of the existing holders of the Common Stock.  As a result of the Forward Stock Split, the Company shall have increased its issued and outstanding shares to 500,000,000, and each existing certificate representing issued and outstanding shares of the Common Stock will represent 2.6 times the amount of such shares.  The Board determined it is advisable and in the best interest of the shareholders in anticipation of the diversification in the mining and natural resource business and recommended that we take this action.  It is the intention of the Company to increase shareholders value and increase the marketability and liquidity of the Common Stock.  We shall not issue new stock certificates, as re-certification of share certificates is unnecessary.

On November 23, 2009, the Board approved a resolution authorizing us to file an amendment to our Articles of Incorporation with the Nevada Secretary of State on or after January 11, 2010, which will (i) change our name to Global Gold Corp and (ii) increase the number of authorized shares of the Common Stock to 500,000,000.  On the same date, the holder of a majority of the issued and outstanding shares of the Common Stock approved that amendment to our Articles of Incorporation by his written consent in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes.

As of the date of this Information Statement, we had 53,250,000 shares of the Common Stock issued and outstanding, with each share of the Common Stock entitled to one vote.

Pursuant to regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, the amendments to our Articles of Incorporation and the Forward Stock Split may not be effected until at least 20 calendar days after this Information Statement is sent or given to our shareholders.  We anticipate that the Forward Stock Split and the amendment to our Articles of Incorporation will become effective on or after January 11, 2010 upon filing with the Nevada Secretary of State.

There will not be a meeting of our shareholders and none is required pursuant to the Nevada Revised Statutes.  These actions have already been approved by a majority of the issued and outstanding shares of the Common Stock.

NAME CHANGE TO GLOBAL GOLD CORP.

The Board has approved the change of our name from Vita Spirits Corp. to Global Gold Corp. by an amendment to our Articles of Incorporation.  This name change will become effective upon the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

The Board believes that changing our name and the other modification to our Articles of Incorporation are in the best interest of the Company and our shareholders.

The voting and other rights that accompany our securities will not be affected by the change in our name or by the other amendment to our Articles of Incorporation which is specified herein.  Our ticker symbol, which is currently VSPI, and our CUSIP number will change as a result of our name change and the Forward Stock Split.  Shareholders may, but need not, exchange their share certificates with our transfer agent to specify the change in our name.  Your existing share certificate will continue to represent your shares of the Common Stock, as if our name had not changed.  Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing shareholders.  Until you sell or otherwise transfer your shares of the Common Stock, there is no reason to send us or our transfer agent your existing stock certificates.

INCREASE OF AUTHORIZED NUMBER OF SHARES OF THE COMMON STOCK

The Board has approved the increase in the number of authorized shares of the Common Stock from 75,000,000 to 500,000,000 by an amendment to our Articles of Incorporation.  This change will become effective upon the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

The Board believes that increasing the number of authorized shares of the Common Stock and the other amendments to our Articles of Incorporation is in the best interests of the Company and our shareholders.

	Number of shares of our Common Stock Before the Forward Stock Split	Number of Shares of our Common Stock After the Forward Stock Split
Authorized:	75,000,000	500,000,000
Issued and Outstanding:	53,250,000	138,450,000
Reserved for Issuance and authorized but not issued:	21,750,000	361,550,000

FORWARD STOCK SPLIT OF OUR COMMON STOCK

Upon its effectiveness, the Forward Stock Split may have certain tax consequences, which you should consider, including the following:

1.                  The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

2.                  No gain or loss will be recognized by the Company in connection with the Forward Stock Split.

3.                  No gain or loss will be recognized by a shareholder who exchanges all of his or her shares of the Common Stock solely for shares of the Common Stock after the Forward Stock Split.

4.                  The aggregate basis of the shares of the Common Stock to be received because the Forward Stock Split will be the same as the aggregate basis of the shares of the Common Stock surrendered in exchange therefor.

5.                  The holding period of the shares of the Common Stock to be received because of the Forward Stock Split will include the holding period of the shares of the Common Stock surrendered in exchange therefor.

EFFECTS OF THE AMENDED ARTICLES OF INCORPORATION UPON

THE COMPANYS EXISTING STOCKHOLDERS

This section specifies the effects of the proposed amendments to our Articles of Incorporation (the Amended Articles) upon our existing stockholders and specifies the Companys securities as of the effectiveness of the Forward Stock Split and those amendments.  The following summary description of the capital stock of the Company does not purport to be complete and is qualified in its entirety by reference to Amended Articles, a copy of which are attached as Appendix A to this Information Statement.  Also, except as specified below, the following summary describes the capital stock of the Company assuming that the Forward Stock Split has been effectuated.

The authorized capital stock of the Company will consist of 500,000,000 shares of Common Stock, $0.001 par value per share, and immediately after, and as a result of, the Forward Stock Split 138,450,000 shares of the Common Stock will be issued and outstanding.  Except as specified herein, the terms and preferences of the Companys Common Stock (which is issued and outstanding prior to the effective date of those amendments and the Forward Stock Split) shall not be modified because of the filing of the Amended Articles.  Issued and outstanding shares of the Common Stock are not being changed or modified by the Forward Stock Split.

COMMON STOCK.  Holders of the Common Stock are entitled to one vote per share regarding all matters on which holders of the Common Stock are entitled to vote.  The approval of proposals submitted to shareholders at a meeting other than for the election of directors requires the favorable vote of a majority of the shares voting, except in the event of certain fundamental matters (such as certain amendments to our Articles of Incorporation, and certain mergers and reorganizations), in which event Nevada law requires the favorable vote of at least a majority of all outstanding shares.  Common Stock holders are entitled to receive dividends as may be declared from time to time by the Board from of funds legally available therefor, and in the event of liquidation, dissolution or winding up to share ratably in all assets remaining after payment of liabilities.  The holders of shares of the Common Stock have no preemptive, conversion, subscription or cumulative voting rights.

POTENTIAL ANTI-TAKEOVER EFFECT

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism.  For example, the authorization of additional shares of the Common Stock will provide us with additional shares of the Common Stock which would permit us to issue additional shares of the Common Stock that could dilute the ownership of the Common Stock by one or more persons seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.  The increase in the authorized number of shares of the Common Stock is not being undertaken in response to any effort of which the Board is aware to enable anyone to accumulate shares of the Common Stock or gain control of the Company.  The purpose of the increase in the number of authorized shares of the Common Stock is to (i) enable us to accommodate the Forward Stock Split and (ii) provide us with additional shares of the Common Stock for equity sales and acquisitions and not to provide any anti-takeover defense or mechanism on behalf of the Company; provided, however, presently we have no plans, proposals, or arrangements to issue any of the newly authorized shares of the Common Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the increase of the number of shares of the Common Stock, the Board does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.  While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of the Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

We have no anti-takeover provisions or mechanisms present in our Articles of Incorporation, Bylaws, or otherwise, and there are no plans or proposals to adopt any such provisions or mechanisms or to enter into any arrangements that may have anti-takeover consequences.

ABSENCE OF DISSENTERS RIGHTS

No dissenters or appraisal rights are available to our shareholders pursuant to the Nevada Revised Statutes in connection with the amendment of our Articles of Incorporation or the Forward Stock Split.

SECURITY OF OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our stock as of November 23, 2009 by:

             persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock;

             each of our executive officers and directors; and

             all of our officers and directors as a group.

Percentages are computed using a denominator of 53,250,000 shares of Common Stock issued and outstanding, which is the total number of shares outstanding as of November 23, 2009, and do not anticipate the 2.6:1 Forward Stock Split, which has not become effective.

Name and address of Beneficial Owner                              Number of Shares             Percent of Class

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Jianbin Chen                                                                      37,500,000                        70.4%

P.O. Box 020

Lu Yuan District

Jin Lin

China 130062

All beneficial owners holding more than 5% each           37,500,000                       70.4%

All officers and directors as a group                                     0                                       0%

            VOTE REQUIRED

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock is required for approval of the Forward Stock Split and the amendment of the Articles of Incorporation pursuant to the Nevada Revised Statutes.  We have obtained this approval by the written consent of shareholders owning a majority of the issued and outstanding voting shares of our Common Stock.  Therefore, a meeting to approve the Forward Stock Split and the amendment to our Articles of Incorporation is unnecessary and will not take place for this purpose.  A copy of the amendment to our Articles of Incorporation is attached to this Information Statement as Appendix A.

By Order of the Board of Directors:

                                                 Vita Spirits Corp.

                                                 By:  /s/  Tie Ming Li

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                                                 Tie Ming Li, Chief Executive Officer

EXHIBIT A

WRITTEN CONSENT OF SOLE DIRECTOR TO ACTION OF THE

BOARD OF DIRECTORS OF VITA SPIRITS CORP.

The undersigned, being the only member of the Board of Directors (the Board) of Vita Spirits Corp., a Nevada corporation (the Corporation), does hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to the Nevada Revised Statutes:

            WHEREAS, the Board of Directors of the Corporation believes that a forward stock split of the common stock of the Corporation will allow that common stock to trade more actively in a price range with is more truly indicative of the fair market value of that common stock; and

            WHEREAS, the Corporation desires, on a date to be determined by the Board of Directors, to effectuate a forward stock split on a 2.6 for 1 basis, whereby every one (1) share of the authorized, issued and outstanding common stock of the Corporation shall be split into 2.6 shares of authorized, issued and outstanding Common Stock of the Corporation (the Forward Stock Split).

            WHEREAS, the Forward Stock Split will not change the percentage of shares of common stock held by the stockholders of the Corporation;

            WHEREAS, the Board desires and recommends that the Corporations Articles of Incorporation should be amended to change the name of the Corporation to Global Gold Corp. (the Name Change), to accommodate the Corporations diversification of its business into the mining and natural resources business.

            WHEREAS, the Board desires and recommends that the Corporations Articles of Incorporation should be amended to increase the authorized number of shares of the Corporations common stock to 500,000,000 to accommodate the Forward Stock Split.

            WHEREAS, the Corporation now files a Certificate of Amendment to its Articles of Incorporation (the Amendment) to effectuate the Name Change and Forward Stock Split.

            NOW, THEREFORE, BE IT

            RESOLVED, that the Board of Directors hereby authorizes and approves the Name Change and Forward Stock Split as set forth in the Amendment to the Articles of Incorporation (the Amendment) substantially in the form attached hereto as Appendix A; and be it further

            RESOLVED, that the Board of Directors will determine the date of the Name Change and Forward Stock Split; and be it further

            RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent taken without a meeting the approval by the holders of a majority of the Corporations outstanding common stock (the Stockholders) of the Name Change and the Forward Stock Split, as set forth in the Amendment; and be it further

            RESOLVED, that the Board of Directors recommends to the shareholders that they vote for this proposed amendment to the Corporations Articles of Incorporation and 2.6 to one forward stock split; and be it further

            RESOLVED, that the filing of the Amendment is contingent upon approval by the majority of the Stockholders; and be it further

            RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the Stockholders of the Corporation, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the Stockholders; and be it further

            RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the Securities and Exchange Commission (the SEC) all Information Statement on Schedule 14C with respect to the approval of the Name Change, Forward Stock Split and the Amendment by written consent in lieu of a stockholders meeting; and be it further.

            RESOLVED, that the close of business on November 23, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

            RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such additional action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

                        IN WITNESS WHEREOF, the undersigned, being the only member of the Board of Directors of the Corporation, has hereunto set his hand as of the 23rd day of November, 2009.

/s/    Tie Ming Li,

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Tie Ming Li, Sole Director

EXHIBIT B

WRITTEN CONSENT TO ACTION OF THE

HOLDER OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF VITA SPIRITS CORP., A NEVADA CORPORATION, TAKEN WITHOUT A MEETING

The undersigned, being the holder of a majority of the issued and outstanding shares (the Holder) of common stock, par value $.001 per share (the Common Stock) of Vita Spirits Corp., a Nevada corporation (the Corporation), pursuant to the Nevada Revised Statutes, consents to the adoption of the following resolutions taking or authorizing the actions specified herein:

            WHEREAS, the Board of Directors of the Corporation believes that a forward stock split of the Common Stock of the Corporation will allow the Common stock to trade more actively at prices which are more truly indicative of the fair market value of the Common Stock; and

            WHEREAS,     the Corporation desires, at a time to be determined by the Board of Directors, to effectuate a forward stock split on a 2.6 for 1 basis, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into 2.6 shares of authorized, issued and outstanding Common Stock of the Corporation (the Forward Stock Split).

            WHEREAS, the Forward Stock Split will not change the percentage of shares of Common Stock held by the stockholders of the Corporation;

            WHEREAS,     the Board desires and recommends that the Corporations Articles of Incorporation should be amended to change the name of the Corporation to Global Gold Corp. (the Name Change) to accommodate the Companys diversification of its business to mining and natural resources; and

            WHEREAS, the Corporation must file a Certificate of Amendment to its Articles of Incorporation (the Amendment) to effectuate the Name Change and Forward Stock Split.

            NOW, THEREFORE, BE IT

            RESOLVED, that the Holders hereby authorize and approve the Name Change and Forward Stock Split as set forth in the Amendment substantially in the form attached hereto as Appendix A at such time as the Board of Directors determines it its discretion and without any further action by the Holder; and be it further

            RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the Holder, the Board may, in its sole discretion, abandon the Amendment without further action or consent by the stockholders; and be it further

            RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name an don behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

IN  WITNESS WHEREOF, the undersigned, holder of a majority of the Corporations outstanding shares of common stock, have hereunto set his hand as of the 23rd day of November 2009.

Name:  Jianbin Chen

By:  /s/    Jianbin Chen

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Number of Shares:  37,500,000

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

VITA SPIRITS CORP.,

(PURSUANT TO NRS 78.385 AND 78.390 AFTER ISSUANCE OF STOCK)

Vita Spirits Corp., a corporation organized and existing pursuant to and by virtue of the Laws of the State of Nevada (the Company), does hereby certify:

Article I.  The Board of Directors of the Company (the Board), acting by Written Consent in accordance with the Nevada Revised Statutes, on November 23, 2009 adopted a resolution authorizing the Company to change its name to Global Gold Corp.; further the Company will effectuate a 2.6 for one forward stock split of the Common Stock, par value $0.001, whereby every one (1) issued and outstanding share of the Companys Common Stock shall automatically and without any action on the part of the holder thereof be split into 2.6 fully paid and non-assessable shares of Common Stock of the Company (the Common Stock) and to file this Certificate of Amendment.

The Articles of Incorporation filed with the State of Nevada on April 13, 2006, are amended as follows:

The Company is authorized to issue one class of stock, designated Common Stock.  The total number of shares that the Company is authorized to issue is 500,000,000.

Effective upon filing of this Certificate of Amendment of the Articles of Incorporation, each one outstanding share of Common Stock shall be split into 2.6 shares of Common Stock,

Article II.  The vote by which the stockholders holding shares in the Company entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is 70.4%, or 17,500,000 shares.

Article III.  That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, Vita Spirits Corp., has caused this certificate to be signed by Tie Ming Li, its President, this _____ day of January, 2010.

                                                                        Vita Spirits Corp.,

                                                                        By: /s/    Tie Ming Li

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                                                                        Name:    Tie Ming Li

                                                                        Title:  President